UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 2, 2012

MICROCHIP TECHNOLOGY INCORPORATED (Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
(Address of Principal Executive Offices, Including Zip Code)

(480) 792-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Microchip Technology Incorporated, a Delaware Corporation (the “Company”), on August 2, 2012 (the “Original Filing”). The Original Filing reported the completion by the Company of its acquisition of Standard Microsystems Corporation (“SMSC”). This Amendment No. 1 is being filed to include the financial statements and financial information required under Item 9.01 of Form 8-K.
Item 9.01.    Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The financial statements as of and for the fiscal year ended February 29, 2012 required by this item are incorporated herein by reference to the consolidated financial statements in SMSC’s Annual Report on Form 10-K for the fiscal year ended February 29, 2012, as filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2012, and amended by the Form 10-K/A filed with the SEC on June 25, 2012.
The financial statements for the interim period required by this item are incorporated herein by reference to the unaudited consolidated financial statements of SMSC as of and for the three months ended May 31, 2012, contained in SMSC’s Quarterly Report on Form 10-Q as filed with the SEC on July 3, 2012.
(b) Pro forma financial information. The unaudited pro forma combined financial information with respect to the Company’s acquisition of SMSC is filed as Exhibit 99.1 and incorporated herein by reference.
(d) Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Unaudited pro forma combined financial statements for the fiscal year ended March 31, 2012 and as of and for the three months ended June 30, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2012	Microchip Technology Incorporated

By: /s/ J. Eric Bjornholt
J. Eric Bjornholt Vice President, Chief Financial Officer

EXHIBITS

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Unaudited pro forma combined financial statements for the fiscal year ended March 31, 2012 and as of and for the three months ended June 30, 2012

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